SUPPLEMENT DATED MAY 1, 2022 TO THE

Prospectuses dated May 1, 2019, as amended, for

NYLIAC Corporate Executive Accumulator Variable Universal Life (“CEAVUL”)

and

Prospectuses dated May 1, 2015, as amended, for

NYLIAC Corporate Sponsored Variable Universal Life (“CSVUL”)

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I

This supplement amends the prospectuses you received, as amended, (each a “Prospectus,” and together, the “Prospectuses”) for the variable universal life policies offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note changes to certain Eligible Portfolios listed in the Prospectuses. Keeping this purpose in mind, please note the following changes:

I:        CEAVUL New Eligible Portfolios

The following Portfolios will be added to the table of Eligible Portfolios under the CEAVUL policies as of May 1, 2022:

•	American Funds IS The Bond Fund of America—Class 1

•	BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares

•	Columbia Variable Portfolio—Intermediate Bond Fund—Class 1

•	Fidelity® VIP Freedom 2025 Portfolio—Initial Class

•	Fidelity® VIP Freedom 2035 Portfolio—Initial Class

•	Fidelity® VIP Freedom 2045 Portfolio—Initial Class

•	Fidelity® VIP Freedom 2055 Portfolio—Initial Class

•	Fidelity® VIP Freedom 2060 Portfolio—Initial Class;

•	Fidelity® VIP Freedom 2065 Portfolio—Initial Class; and

•	MFS® Research International Portfolio—Initial Class

II:        Name Changes to Eligible Portfolios

All references in the CEAVUL Prospectus to:

•	American Funds IS Global Balanced Fund—Class 1 will be deleted and replaced with American Funds IS American Funds Global Balanced Fund—Class 1.

•	Invesco V.I. International Growth Fund—Series I Shares will be deleted and replaced with Invesco V.I. EQV International Equity Fund—Series I Shares.

All references in the CEAVUL and CSVUL Prospectuses to:

•	MainStay VP MacKay S&P 500 Index—Initial Class will be deleted and replaced with MainStay VP S&P 500 Index—Initial Class; and

•	MainStay VP T. Rowe Price Equity Income—Initial Class will be deleted and replaced with MainStay VP American Century Sustainable Equity—Initial Class.

III:        Fund Reopening and Subadviser Replacement

Commencing May 1, 2022, premiums and transfers will now be accepted into MainStay VP American Century Sustainable Equity—Initial Class, which had previously been closed to such allocations and transfers. Further, all references in the Prospectuses to T. Rowe Price Associates, Inc. as the subadviser for MainStay VP American Century Sustainable Equity—Initial Class will be deleted and replaced with American Century Investment Management, Inc.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010